YRC WORLDWIDE INVESTOR PRESENTATION Investor presentation November 2018 Exhibit 99.1

YRC WORLDWIDE INVESTOR PRESENTATION The information in this presentation is summary in nature and may not contain all information that is important to you. The Recipient acknowledges and agrees that (i) no representation or warranty regarding the material contained in this presentation is made by YRC Worldwide Inc. (the “Company” or “we”) or any of its affiliates and (ii) that the Company and its affiliates have no obligation to update or supplement this presentation or otherwise provide additional information. This presentation is for discussion and reference purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or other property. This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or future performance of the Company and include statements about the Company’s expectations or forecasts for future periods and events. Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology. We disclaim any obligation to update those statements, except as applicable law may require us to do so, and we caution you not to rely unduly on them. We have based those forward-looking statements on our current expectations and assumptions about future events, and while our management considers those expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those we discuss in the “Risk Factors” section of our Annual Report on Form 10-K and in other reports we file with the Securities and Exchange Commission. This presentation includes the presentation of Adjusted EBITDA, a non-GAAP financial measure. Adjusted EBITDA is not a measure of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, this measure should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. We believe our presentation of Adjusted EBITDA is useful to investors and other users as these measures represent key supplemental information our management uses to compare and evaluate our core underlying business results both on a consolidated basis and across our business segments, particularly in light of our leverage position and the capital-intensive nature of our business. Additionally, Adjusted EBITDA helps investors to understand how the company is tracking against our financial covenants in our term loan credit agreement as this measure is calculated as prescribed therein and serves as a driving component of our key financial covenants. You should be aware that this presentation of Adjusted EBITDA may not be comparable to similarly-titled measures used by other companies. A reconciliation of this measure to the most comparable measures presented in accordance with generally accepted accounting principles has been included in this presentation. Product names, logos, brands, and other trademarks featured or referred to are the property of their respective trademark holders. These trademark holders are not affiliated with YRC Worldwide Inc. They do not sponsor or endorse our materials. Statements & disclaimers

From the time we began traveling the roads more than 90 years ago, we have used a combination of extraordinary service, technology and good old fashioned hard work to evolve into the company we are today. YRC WORLDWIDE INVESTOR PRESENTATION One of the largest less-than-truckload (LTL) carriers in North America featuring… ~32,000 Employees ~940M Miles Driven $4.9B Annual Revenue

Providing services under a portfolio of four operating companies. YRC WORLDWIDE INVESTOR PRESENTATION Collectively, we have approximately 20 - 25% of the public carrier market by tonnage. We provide the broadest coverage and more service capability throughout North America than any competitor. To put it simply, customers tell us where they want their freight to go and when it needs to be there, and we take it there; we carry the economy. Our family of companies

YRC WORLDWIDE INVESTOR PRESENTATION YRC Freight serves manufacturing, wholesale, retail and government customers throughout North America. When customers need longer-haul LTL shipping solutions, YRC Freight is the expert. LTM 3Q18 Revenue $3.2 Billion LTM 3Q18 Adjusted EBITDA $157 Million # of Customers ~ 120,000 # of Terminals 260 Average Length of Haul 1,300 Miles Average Weight 1,200 lbs. Average Transit 3-4 Days North America. Delivered.

REGIONAL EXPERTISE


Reddaway
Holland

For next-day and time-sensitive services, we have three distinct regional carriers: Reddaway, Holland and New Penn. All three brands are well established in their respective regions.

LTM 3Q18 Revenue	$1.9 Billion
LTM 3Q18 Adjusted EBITDA	$131 Million
# of Customers	~ 150,000
# of Terminals	124
Average Length of Haul	400 Miles
Average Weight	1,500 lbs.
Average Transit	> 90% 2 Days or Less

YRC WORLDWIDE INVESTOR PRESENTATION 6

The company you keep says a lot about you. YRC WORLDWIDE INVESTOR PRESENTATION And we work with some very good companies. We’re fortunate to have stable, long-standing relationships with some of the greatest companies in the world, from large Fortune 500 companies to small, privately-held businesses. Our customers

WE DELIVERED AND OUR CUSTOMERS NOTICED

Holland

Unishippers Global Logistics
2017 Midwest Regional LTL Carrier of the Year

Logistics Management
Quest for Quality Award Winner (32 times)

Walmart, Unishippers, Avery Dennison, Echo Group Logistics and Worldwide Express
Regional Carrier of the Year

Parker Hannifin, BASF, Transplace and Ravago
LTL Carrier of the Year

GlobalTranz
Carrier of the Year 2017 & 2011 (Midwest Region)

Toyota North American Parts
LTL Logistics Partner of the Year

New Penn

Logistics Management
Quest for Quality Award Winner (23 times)

Unishippers, Avery Dennison and Echo Group Logistics
Regional Carrier of the Year

Parker Hannifin and BASF
LTL Carrier of the Year

Toyota North American Parts
LTL Logistics Partner of the Year

Haworth
Carrier of the Year

Reddaway

Logistics Management
Quest for Quality Award Winner (24 times)

Worldwide Express
2015 Western Regional Carrier of the Year

Unishippers Global Logistics
2017 & 2015 Regional LTL Partner of the Year

Toyota North American Parts
2015 & 2014 LTL Provider of the Year

Echo Global Logistics
2015 Platinum Award
2014 Carrier of the Year

GlobalTranz
Carrier of the Year 2017, 2015, 2014, 2013, 2011 (Western Region)

YRC Freight

Walmart
2016 LTL Carrier of the Year

NASSTRAC
2017 & 2016 LTL Carrier of the Year

JB Hunt
2015 National LTL Carrier of the Year

Inbound Logistics
2015 top 100 Trucker

Unishippers Global Logistics
2017 & 2015 National LTL Carrier of the Year

ScoopMonkey's
Top 100 Best Carriers

Commercial Carrier Journal's
Top 250 Carriers

Transport Topics
Top 100 Carriers

YRC WORLDWIDE INVESTOR PRESENTATION 8

Competitive strengths YRC Worldwide’s competitive strengths provide a platform for continued improvement and long-term growth.

YRC WORLDWIDE INVESTOR PRESENTATION ~32,000 highly experienced employees throughout North America. ~17,000 drivers safely and efficiently moving freight throughout our network. ~ 14 year average tenure of union employees. Less than 15% union employee turnover. More than 250,000 long-term relationships with customers. More than 150 years of operating experience among senior management team. Our people

YRC WORLDWIDE INVESTOR PRESENTATION Typical LTL driving distance contributes to stable workforce and low turnover. ~940 million miles covered in 2017 (the equivalent of more than 167,000 round trips between New York and Los Angeles). 1,970 active accident-free 1 million mile drivers 642 active accident-free 2 million mile drivers 142 active accident-free 3 million mile drivers 27 active accident-free 4 million mile drivers 3 active accident-free 5 million mile drivers 1 active accident-free 6 million mile driver Our Dedication

YRC WORLDWIDE INVESTOR PRESENTATION YRC Freight Service Center Our NetworkS Reddaway Service Center New Penn Service Center Holland Service Center Border Gateways

OUR ASSETS

YRC Freight operates a modernized national network.

Regional carriers operate direct loading and quick sort networks.

384 terminals

~21,000 doors

~14,000 tractors

~45,000 trailers

Reinvesting in the business by replenishing the fleet through a combined approach of purchasing and leasing.

Since 2015, taken delivery of more than 3,800 tractors and 9,200 trailers.


Holland
Holland
Holland

YRC WORLDWIDE INVESTOR PRESENTATION 13

YRC WORLDWIDE INVESTOR PRESENTATION Implementing tools for continuous improvement in safety, efficiency, and productivity. In-Cab Safety Technology (in service) 95 Dimensioners (in service) Dock Supervisor Tablets (in service) Quintiq Pickup and Delivery Route Optimization Software (full implementation expected in 2019) Pick Up & Delivery Handheld Units (in service) Optym Linehaul Route Optimization Software (in service) Customer Self-Service Portals To Support Digital Experience (implementation in process) Our technology

The result is award-winning customer service with a flexible supply chain that provides the broadest coverage throughout North America. YRC WORLDWIDE INVESTOR PRESENTATION Our PEOPLE Our NETWORKS Our TECHNOLOGY Our ASSETS Our DEDICATION

UPDATE ON RECENT EVENTS

1

CEO Succession Plan Completed

Darren Hawkins appointed Chief Executive Officer. Prior to this appointment, he served as President and Chief Operating Officer at YRCW after serving as President of YRC Freight.

He replaced James Welch who retired July 30, 2018. James will provide consulting services to the Company for an additional year commencing immediately after his retirement.

2

3Q18 Financial Results

3Q18 operating revenue increased 4.2% to $1.30 billion compared to $1.25 billion in 3Q17.

3Q18 Adjusted EBITDA increased 3.4% to $84.2 million compared to $81.4 million a year ago.

3

Continued Reinvestment

YTD 3Q18 the Company took delivery of more than 1,000 tractors with approximately 300 scheduled for delivery in 4Q18.

The Company also took delivery of more than 2,000 trailers YTD 3Q18 with approximately another 1,500 expected to be delivered in 4Q18.

LTM 3Q18 CapEx Equivalent of $372M, or 7.4% of Revenue

4

YRC Freight Network Enhancement

Significant structural upgrade implemented in late 2017.

Transitioned eight terminals to distribution centers to serve as quick sort operations.

Implemented the use of utility employees that are able to perform multiple job functions.

YRC WORLDWIDE INVESTOR PRESENTATION 16

Financial update

YRC WORLDWIDE INVESTOR PRESENTATION Consolidated (a) The Company adopted ASU 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, beginning in January 1, 2018, with a retrospective application. This requires a reclassification to non-operating expenses from “Salaries, wages and employee benefits” in operating expenses. Operating Income as Originally Reported (includes Pension and Settlement Expense) represents Operating Income prior to this application.

YRC WORLDWIDE INVESTOR PRESENTATION Since 2013, debt obligations reduced by $456.9 million and cash interest payments reduced by ~$40 million per year. (a) Average effective interest rate as of September 30, 2018 Term Loan ABL Term A Capital Leases ABL Term B Contribution Deferral Agreement (CDA) Notes Series A Notes Series B Notes 6% Convertible Senior Notes Capital Leases New Term Loan CDA Notes $1,361.3M $904.4M Pre-Refinancing - 12/31/13 9 Debt Facilities As of 9/30/18 3 Debt Facilities 5% Convertible Notes 5% Convertible Notes Series B Notes Series A Notes Post-Refinancing - 3/31/14 6 Debt Facilities Capital Leases 14.5% (a) New Term Loan 10.6% CDA Notes 7.9% (a) $1,221.0M Simplified capital structure ($ in millions)

YRC WORLDWIDE INVESTOR PRESENTATION Significant extension of maturities provides runway to continue operational transformation. Focused on Operational Execution Runway 2.6 years November 2018 IBT (MOU) March ABL Facility June Term Loan July CDA Notes December No near-term maturities

YRC WORLDWIDE INVESTOR PRESENTATION After several years of curtailing investment in the business, capital spending has resumed. Fleet replenishment primarily through operating leases beginning in 2013. Increased leasing activity due to greater financing options resulting from the Company’s improved financial condition. For LTM 3Q18, the CapEx Equivalent (CapEx plus the Capital Value of Leases) was 7.4% of revenue. Since the beginning of 2015, the Company has taken delivery of more than 3,800 tractors and 9,200 trailers. Acquired 95 dimensioners since 2014. Dimensioning technology is used to better cost, price and plan freight loading and flow. Reinvesting in the business

REINVESTING IN THE BUSINESS

- 4x increase in technology investment from 2013 to LTM 3Q18.
- Recent Technology & Other CapEx investments include:
  - Dimensioners[a]
  - Mobileye and Lytx in-cab safety technology[a]
  - Pickup and delivery handheld units
  - Upgraded forklift technology
  - PROS yield management technology
  - Dock supervisor tablets
  - KRONOS time and attendance system
  - Dimensional freight quote based shipping solution
  - Sysnet linehaul optimization technology
- As we move forward, we expect to continue reinvesting at a similar level including:
  - Optym linehaul load plan creation and network optimization
  - Quintiq pick-up and delivery software


Technology + Other CapEx Spend
(in millions)
$4
$10
$18
$18
$11
$37
$15
$43
$6
$46
$3
$46
2013
2014
2015
2016
2017
LTM 3Q18
Technology
Other CapEx

(a) Included in Other CapEx

YRC WORLDWIDE INVESTOR PRESENTATION

22

YRC WORLDWIDE INVESTOR PRESENTATION Assuming current market performance of an operating ratio of approximately 90, the goals for the coming years are: YRC Regional: ~95% YRC Freight: ~97% Note: The peer group’s LTM 3Q18 Operating Ratio includes ABFS, FDXF, ODFL, SAIA LTL, and XPO LTL. LTM 3Q18 (amounts in millions) YRC Regional YRC Freight Revenue $1,890.8 $3,162.7 Operating Income 61.7 58.7 Operating Ratio 96.7% 98.1% Improvement Opportunity Operating Ratio Goals Opportunity for Operating Ratio improvement

YRC WORLDWIDE INVESTOR PRESENTATION 1 Plan to achieve operating ratio goals Volume and Yield Growth Economic Growth Continued market price rationalization 2 Delivering Award Winning Service and Partnering with our Customers YRC Freight’s network enhancement transitioned eight terminals to regional distribution centers and implemented use of utility employees 3 Enhancing Employee Engagement Union employees profit sharing bonus opportunity based on achieving OR metrics 4 Improving Productivity Dock supervisor tablets Utilizing Sysnet software to reduce linehaul miles 5 Continue Investing in Technology and Revenue Equipment Optym linehaul route optimization software Quintiq pickup and delivery route optimization software 6 Safety Culture In-cab safety technology New investment in employee injury avoidance is being implemented in 2018 and throughout 2019

YRC WORLDWIDE INVESTOR PRESENTATION Plan to continue investing back into the business through combined purchasing and leasing to enhance shareholder value. International Brotherhood of Teamsters memorandum of understanding (MOU) in place through March 2019. Annual wage increases of $0.34 per hour in April 2018. Annual health, welfare and pension benefit contributions increase in August 2018; MOU provides for up to a $1/hour, or approximately 8%, increase in 2018. No material long-term debt / facility maturities until the end of 2Q21. Operational runway for management to continue the operational turnaround. Total federal net operating losses (NOLs) of $805.4 million as of December 31, 2017 that expire between 2028 - 2037. Helps mitigate federal cash income tax payments. Tax Cuts and Jobs Act of 2017 is not expected to have a significant impact due to the NOL carryforwards. 1 2 3 4 Forward Looking considerations

YRC WORLDWIDE INVESTOR PRESENTATION How we plan to move freight, our company, and your investment forward. YRC Worldwide provides the opportunity to invest in a portfolio of four proud and distinct LTL operating companies. Experienced Leadership Team Strong Industry Position Tremendous Asset Base Simplified & Stable Capital Structure Diversified Business Model Reinvestment Back into Business Well Positioned In A Tight Capacity Environment

YRC WORLDWIDE INVESTOR PRESENTATION YRCW yrcw.com Bri Simoneau Vice President and Controller investor@yrcw.com Investor relations appendix

YRC WORLDWIDE INVESTOR PRESENTATION Darren Hawkins Chief Executive Officer, YRCW More than 28 years of industry experience. Returned to the Company in 2013 and served as President of YRC Freight prior to being appointed Chief Operating Officer at YRCW. Stephanie Fisher Chief Financial Officer, YRCW More than 18 years of experience in accounting, financial analysis and corporate compliance. 14-year veteran of the Company; prior to being named CFO, was Vice President and Controller for the Company. Justin Hall Chief Customer Officer, YRCW Responsible for designing and deploying technology, logistics and innovative transportation solutions to enhance the customer experience and create growth opportunities. Former President of Logistics Planning Services. Jim Fry Vice President, General Counsel & Corporate Secretary, YRCW More than 21 years of industry experience. Prior to YRCW, served as Executive Vice President, General Counsel, and Secretary for Swift Transportation Company. Experienced senior management

YRC WORLDWIDE INVESTOR PRESENTATION Scott Ware President, Holland More than 31 years of industry experience. Prior to being named President of Holland, was Vice President of Operations and Linehaul for the Company. Howard Moshier President, New Penn More than 30 years of industry experience. Prior to being named President of New Penn, was the Senior Vice President of Operations for YRC Freight. Bob Stone President, Reddaway More than 33 years of industry experience. Prior to being named President of Reddaway, was the Vice President of Operations for Reddaway. TJ O’Connor President, YRC Freight More than 35 years of industry experience. Prior to being named President of YRC Freight, was President of Reddaway. Experienced senior management

YRC FREIGHT'S NETWORK ENHANCEMENT


Seattle
Portland
Tracy
Bloomington
Phoenix
Salt Lake City
Denver
Omaha
Kansas City
Oklahoma City
Dallas
Houston
San Antonio
St. Paul
Chicago
South Bend
Indianapolis
St. Louis
Memphis
Nashville
Jackson
Buffalo
Akron
Columbus
Maybrook
Harrisburg
Hagerstown
Richmond
Charlotte
Atlanta
Orlando
8
New Distribution Centers
23
Current Distribution Centers

YRC WORLDWIDE INVESTOR PRESENTATION 31

YRC WORLDWIDE INVESTOR PRESENTATION Employees covered by collective bargaining agreements. Required contractual contributions anticipated to be an average of $2.22 per hour in 2018(a). 2018 cash contributions to be approximately $105 million(a). Expense included in EBITDA. Not impacted by changes in interest rates. Contributions are made to 32 multi-employer pension plans with various levels of underfunding. Pension plans are managed by independent trustees. If the Company were to withdraw from or there was a termination of all of the multi-employer pension plans, the Company’s portion of the contingent liability would be an estimated $9 billion. However…YRC Worldwide has, and expects to continue, making its required contractual contributions to the multi-employer pension plans thus SIGNIFICANTLY minimizing the potential of any material contingent liability becoming due. Additionally, to our knowledge, there are no regulations that would change our average per hour contribution for the remaining term of the Memorandum of Understanding (MOU) as that is contractually agreed to by and between the Company and the individual funds nor are we aware of any regulations that would materially change the status or amount of our contingent liability. As long as we continue to pay what is contractually agreed to, there should be no issue. (a) The estimated contribution amount is subject to potential increases under the 2014 MOU Extension Agreement if the Company’s health and welfare contributions made to maintain the current level of health and welfare benefits are less than the health and welfare contribution amounts already negotiated. Multi-employer pension plans

YRC WORLDWIDE INVESTOR PRESENTATION Certain employees not covered by collective bargaining agreements. Plans closed to new participants effective January 1, 2004 with benefit accrual for active employees frozen effective July 1, 2008. Future funding requirements are primarily driven by movements in plan asset returns and discount rate. Long-term strategy is to reduce the risk of the underfunded plans. On average, the single-employer pension expense from 2015 – 2017 was approximately $17 million per year, excluding the expense recognition of settlements from lump sum payouts. Single-employer pension settlement charge at YRC Freight of $7.2 million in 3Q 2018, with another charge expected in 4Q 2018. These charges will not impact the Company’s cash balance or liquidity and will be excluded from Adjusted EBITDA and operating income. Reflects a $12.2 million contribution due in January 2017 that was paid in December 2016 Reflects a $14.0 million contribution due in January 2018 that was paid in December 2017 Single-employer pension plans (a) (b)

Growing into capital structure. Continue to de-risk the balance sheet. Funded Debt to Adjusted EBITDA ratio down 2.21 turns. Note: Funded debt balances based on par value Leverage ratio YRC WORLDWIDE INVESTOR PRESENTATION

YRCW’s credit ratings as of September 30, 2018: Standard & Poor’s Corporate Family Rating was B- with Stable outlook Moody’s Investor Service Corporate Family Rating was B3 with Positive outlook 3.13x LTM as of 3Q 2018 Credit facility covenants YRC WORLDWIDE INVESTOR PRESENTATION

YRC WORLDWIDE INVESTOR PRESENTATION Focused on improving cash flows while simultaneously increasing reinvestment into the Company. Cash flow Free cash flow = operating cash flow less acquisitions of property and equipment, cash proceeds from disposals The Company adopted ASU 2016-09, Improvements to Employee Share-Based Payment Accounting, beginning in January 1, 2017, with a retrospective application. The new standard requires an employer to classify as a financing activity in its statement of cash flows the cash paid to a taxing authority when shares are withheld to satisfy the employer’s statutory income tax withholding obligation. As a result of adoption, the Company reclassified “Payments for tax withheld on share-based compensation” as financing activities in the statements of consolidated cash flows for 2013 – 2017 annual and quarterly periods, as applicable.

Key Segment Information (a) Percent change based on unrounded figures and not the rounded figures presented YRC WORLDWIDE INVESTOR PRESENTATION

(a) Certain reclassifications have been made to prior years to conform to current year presentation (b) As required under our Term Loan Agreement, Other, net, shown above consists of the impact of certain items to be included in Adjusted EBITDA ($ in millions) Ebitda reconciliation (consolidated) YRC WORLDWIDE INVESTOR PRESENTATION

($ in millions) EBitda reconciliation (segment) YRC WORLDWIDE INVESTOR PRESENTATION (a) Certain reclassifications have been made to prior years to conform to current year presentation (b) As required under our Term Loan Agreement, Other, net, shown above consists of the impact of certain items to be included in Adjusted EBITDA (c) Due to the adoption of ASU 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, "Operating income (loss)“ and “Other, net” for prior years have been updated to reflect the reclassification of pension expense

YRC WORLDWIDE INVESTOR PRESENTATION ($ in millions) Free cash flow reconciliation The Company adopted ASU 2016-09, Improvements to Employee Share-Based Payment Accounting, beginning in January 1, 2017, with a retrospective application. The new standard requires an employer to classify as a financing activity in its statement of cash flows the cash paid to a taxing authority when shares are withheld to satisfy the employer’s statutory income tax withholding obligation. As a result of adoption, the Company reclassified “Payments for tax withheld on share-based compensation” as financing activities in the statements of consolidated cash flows for 2013 – 2017 annual and quarterly periods, as applicable.